SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ]    Preliminary Proxy Statement   [ ] Confidential, for Use of the Commission
       Only                              (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               EGAN SYSTEMS, INC.
                ------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     2.   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     4.   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     5.   Total fee paid:

          ----------------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

          ----------------------------------------------------------------------
     2.   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     3.   Filing Party:

          ----------------------------------------------------------------------
     4.   Date Filed:

          ----------------------------------------------------------------------

                               EGAN SYSTEMS, INC.
                               1501 Lincoln Avenue
                            Holbrook, New York 11741


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 26, 2000

To the Shareholders of Egan Systems, Inc.:

     An Annual Meeting of Shareholders of Egan Systems, Inc. (the "Company") will be held at the Islandia Marriott, 3635 Express Dr. North, Hauppauge, New York, 11788 at 10:00 a.m., on Monday, June 26, 2000 for the following purposes:

     1. To elect three directors of the Company to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on May 17, 2000 are entitled to notice of and to vote at the meeting and any adjournment thereof.

     You are cordially invited to attend the meeting. Whether or not you are planning to attend the meeting, you are urged to complete, date and sign the enclosed proxy card and return it promptly.

     YOUR VOTE IS IMPORTANT! PLEASE PROMPTLY MARK, DATE, SIGN, AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. IF YOU ARE ABLE TO ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS VOTED.

                                           By Order of the Board of Directors

                                           /s/ Ralph Jordan
                                           Ralph Jordan
                                           Secretary


Holbrook, New York
May 26, 2000

                               EGAN SYSTEMS, INC.
                               1501 Lincoln Avenue
                            Holbrook, New York 11741


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 26, 2000


                                  INTRODUCTION

     The Board of Directors of Egan Systems, Inc. (the "Company") is soliciting proxies for the use at the Annual Meeting of Shareholders of the Company, and at any adjournment thereof (the "Annual Meeting"), on June 26, 2000. The Annual Meeting is scheduled to be held at the Islandia Marriott, 3635 Express Dr. North, Hauppauge, New York, 11788, on Monday, June 26, 2000 at 10:00 a.m. local time. The Proxy Statement and the enclosed form of proxy will first be sent to shareholders on or about May 30, 2000.

Proxies

     The shares represented by any proxy in the enclosed form, if such proxy is properly executed and received by the Company prior to or at the Annual Meeting and prior to the closing of the polls, will be voted in accordance with the specifications made thereon. Proxies on which no specification has been made by the shareholder will be voted (i) for the election to the Board of Directors of the nominees of the Board of Directors named herein. You may revoke a proxy by written notice received by the Secretary of the Company at any time prior to their exercise or by executing a later dated proxy. Proxies will be deemed revoked by voting in person at the Annual Meeting.

Voting Securities

     Shareholders of record at the close of business on May 17, 2000 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. On the Record Date, the total number of shares of common stock of the Company, no par value per share (the "Common Stock"), outstanding and entitled to vote was 19,600,633. The holders of all outstanding shares of Common Stock are entitled to one vote for each share of Common Stock registered in their names on the books of the Company at the close of business on the Record Date.

Quorum and Other Matters

     The presence at the Annual Meeting, in person or by proxy, of the holders of not less than one-third of the eligible votes represented by the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. The Board of Directors is not aware of any other matters expected to come before the Annual Meeting. The persons named in the accompanying proxy intend to vote such proxies in accordance with their best judgement.

     Shares of Common Stock represented by a properly dated, signed and returned proxy will be counted as present at the Annual Meeting for purposes of determining a quorum without regard to whether the proxy is marked as casting a vote or abstaining. Directors will be elected by a plurality of the votes cast at the Annual Meeting. The appointment of the independent auditors of the Company requires the approval of a majority of the votes cast at the Annual Meeting. Therefore, abstentions and broker non-votes will have no effect on the election of directors or any such other matter.

     Under the laws of the State of Delaware, dissenters' rights are not available to shareholders of the Company with respect to any matter scheduled to be brought before the Annual Meeting.

                              ELECTION OF DIRECTORS
                             (Proxy Proposal No. 1)

     Three directors are to be elected to serve until the next annual meeting of shareholders and until their successors are elected and shall have qualified. Directors shall be elected by shareholders holding a plurality of the votes represented by the shares of Common Stock present at the Annual Meeting. It is the intention of the persons named in the form of proxy, unless authority is withheld, to vote the proxies given them for the election of all nominees hereinafter named. In the event, however, that any one of them is unable or declines to serve as a director, the appointees named in the form of proxy reserve the right to substitute another person of their choice as nominee, in his place and stead, or to vote for such lesser number of directors as may be presented by the Board of Directors in accordance with the Company's Articles of Incorporation. The Board of Directors has no reason to believe that any nominee will be unable to serve or decline to serve as a director. Any vacancy occurring between shareholders' meetings, including vacancies resulting from an increase in the number of directors, may be filled by the Board of Directors. A director elected to fill a vacancy shall hold office until the next annual shareholders' meeting.

Nominees for Election

     The following table sets forth information with respect to each nominee for election as a director. The information as to age, principal occupation and directorships held has been furnished by each such nominee.

       Name and Age                Principal Occupation (1)                Served as Director
                                                                           Continuously Since
--------------------   ------------------------------------------------  -----------------------

Edward J. Egan (59)    Chairman of the Board of Directors, President,             1987
                       Treasurer and Chief Executive Officer
Jack Laskin (72)       Retired (2)                                                1987
Ralph Jordan (47)      Secretary and President of Envyr                           1988

-------------------

     (1) Unless indicated otherwise in the table or in the section of this Proxy Statement captioned "Executive Officers of the Company," the individuals named in the table have held their positions for more than five years.

     (2) Prior to his retirement in 1986, Mr. Laskin was President of Diplomat Electronics Corp. from 1983 through 1986 and Vice President for Marketing at Schweber Electronics until 1983.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE TO THE BOARD OF DIRECTORS.

Information Regarding Executive Officers

     The following table sets forth the names, ages and offices of the present executive officers of the Company. The periods during which such persons have served in such capacities are indicated in the description of business experience of such persons below.

Name and Age              Office
------------              -------
Edward J. Egan  (58)      Chairman of the Board, President and Chief Executive
                          Officer and Director

Ralph Jordan (47)         Secretary

     Edward J. Egan has been Chairman of the Board, President, Treasurer and Chief Executive Officer of the Company since March 10, 1987. From 1983 through December 1986, Mr. Egan had been Executive Vice President of Diplomat Systems Corp. Prior to that, Mr. Egan had been Sales and Marketing Manager for Computer Products at Schweber Electronics Corp., Westbury, New York.

     Ralph Jordan became a Director of the Company when the Company acquired Envyr Corp. in December 1987. Mr. Jordan founded Envyr Corp., a Delaware company, in November 1986 and has served as President since inception. Previously, Mr. Jordan headed the Languages department of Data General Corp. Mr. Jordan was elected Secretary of the Company on January 20, 2000

Compliance with Section 16(a) of Exchange Act

     Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to disclose in this Proxy Statement any failure to file by these dates during 1999. All of the filing requirements were satisfied on a timely basis in 1999. In making these disclosures, the Company has relied solely on written statements of its directors, executive officers and shareholders and copies of the reports that were filed with the Commission.

Committees and Attendance of the Board of Directors

     The Board of Directors does not have standing audit, compensation or nominating committees performing similar functions.

     During the year ended December 31, 1999, the Board of Directors held one formal meeting. Each director attended that meeting.

Executive Compensation and Other Matters

     The following table sets forth information concerning cash and non-cash compensation paid or accrued for services in all capacities to the Company during each of the three years ended December 31, 1999 for the Chief Executive Officer and each of the five most highly compensated executive officers whose compensation exceeded $100,000.

                                                                                  Long-term
                                                  Annual Compensation            Compensation
                             --------------------------------------------------  -------------
                                                                Other Annual        Stock
Name and Principal Position   Year    Salary($)    Bonus($)    Compensation($)     Options
---------------------------  ------  -----------  ----------  -----------------  -------------

Edward J. Egan -              1999   110,999.96      0              (1)               0
Chief Executive Officer,      1998    94,000.00      0              (1)               0
President and Chairman        1997    88,000.00      0              (1)               0

---------------------

(1) Although the officers receive certain perquisites such as Company provided insurance and car allowance, the value of such perquisites did not exceed the lesser of $5,000 or 10% of the officer's salary and bonus.

Compensation of Directors

     Jack Laskin received a total of $2,000.00 during the year ended December 31, 1999, for service as a board member, and additionally was reimbursed for expenses incurred in attending two board meetings for that year. Brian Murphy and Howard Feinsand, who were elected to fill two additional positions on the Board on January 20, 1999, received compensation of $1000 each for the year ended December 31, 1999 and were reimbursed for their expenses incurred in attending one board meeting each. Additionally, Mr. Murphy and Mr. Feinsand each received 50,000 stock options. The options, which expire January 2001, give the holder the right to purchase one share of the Company's Common Stock at $.36 for each option held. In July 1999, Mr. Murphy resigned from the Board and his options were cancelled. No compensation of any nature was paid to any other directors for their service in that capacity.

Beneficial Ownership of Stock

     The following table is furnished as of May 15, 2000, to indicate beneficial ownership of shares of the Company's Common Stock by (1) each shareholder of the Company who is known by the Company to be a beneficial owner of more than 5% of the Company's Common Stock, (2) each director and nominee for director of the Company, individually, and (3) all officers and directors of the Company as a group. The information in the following table was provided by such persons.

                                           Amount and Nature of
 Name and Address of Beneficial Owner    Beneficial Ownership (1)  Title of Class     Percentage
--------------------------------------   ------------------------ ----------------   ------------

Edward J. Egan (2)                             1,542,000            Common              7.9%


Networth Partners                                950,000            Common              4.8%


Ralph Jordan                                     400,000            Common              2.0%


Jack Laskin (3)                                1,370,000            Common              7.0%

All executive officers and directors
as a group (3 persons)                         4,262,000            Common             21.7%

-----------------------

(1) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable.

(2)  Address is 1501 Lincoln Avenue, Holbrook, New York 11741.

(3)  Address is 1024 Westwood, New York, 11598.

Certain Relationships and Transactions

     All transactions between the Company, its officers, directors, principal shareholders or affiliates, whether presently existing are, or in the future will be, in the belief of management, on terms no less favorable to the Company than may be obtained from unaffiliated third parties.

     Other than the elections to office, no director, nominee for director, executive officer or associate of any of the foregoing persons has any substantial interest, directly or indirectly, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

                  DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

     In order for shareholder proposals to be included in the Company's Proxy Statement and proxy relating to the Company's 2001 Annual Meeting of Shareholders, such proposals must be received by the Company at its principal executive offices not later than January 1, 2001. EXPENSES OF SOLICITATION

     The Company will pay all of the expenses of soliciting proxies from shareholders, including the reimbursement of brokerage firms and others for their expenses in forwarding proxies and proxy statements to the beneficial owners of the Company's Common Stock.

                                  OTHER MATTERS

     The Board of Directors does not intend to bring any other matters before the Annual Meeting and has not been informed that any other matters are to be presented by others. In the event any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote all such proxies in accordance with their best judgement on such matters.

     Whether or not you are planning to attend the Annual Meeting, you are urged to complete, date and sign the enclosed proxy and return it in the enclosed stamped envelope at your earliest convenience.



                                           By Order of the Board of Directors

                                           /s/ Ralph Jordan
                                           Ralph Jordan
                                           Secretary


Holbrook, New York
May 26, 2000